Related party transactions	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Related party transactions
27. Related party transactions
Key management includes directors (executive and non-executive), officers and senior management. The compensation paid or payable to key management for employee services, including amortization of share-based payments, is shown in the table below. In 2025, the salaries and other short-term employee benefits paid or payable to key management are $10.2 million (2024 – $11.2 million), which is included in total employee benefits of $49.2 million (2024 – $39.9 million) recognized in general and administrative expenses, employee benefit plan expenses and share-based compensation expenses in the statements of operations.

	2025	2024

Salaries and other short-term employee benefits	$10,167	$11,205
Employee benefit plan	581	536
Share-based payments	14,498	8,014
Termination benefits	—	1,728
	$25,246	$21,483